Trulieve Announces Share Repurchase Program

TALLAHASSEE, Fla. – June 9, 2026 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) ("Trulieve" or "the Company"), a leading and top-performing medical cannabis company in the U.S., today announced that its Board of Directors authorized a share repurchase program pursuant to which the Company may repurchase up to the lesser of (i) $50 million in aggregate value, and (ii) 8,495,038 subordinate voting shares of the Company (being five percent (5%) of the Company's issued and outstanding subordinate voting shares as at June 8, 2026) over a 12-month period.

"This program reflects our confidence in the long-term value of the business and our disciplined approach to capital allocation," said Kim Rivers, Trulieve Founder and CEO. "We view share repurchases as an important tool to deliver value to shareholders when market conditions present a compelling opportunity, while maintaining the flexibility to invest in growth and strengthen our balance sheet."

Repurchases under the program will be executed in accordance with applicable securities laws and regulations. While the Company intends to proceed with the repurchase program, the repurchase program does not obligate the Company to acquire any specific number of subordinated voting shares and may be suspended, modified, or discontinued at any time at the Company's discretion. The repurchase program will expire on June 16, 2027 and any subordinate voting shares purchased pursuant to the repurchase program will be cancelled.

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation. These forward-looking statements relate to the Company's expectations or forecasts and other plans, intentions, expectations, estimates, and beliefs and include, among other things, statements regarding the repurchase of subordinate voting shares of the Company. Words such as "expects", "continue", "will", "anticipates", and "intends" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company's current projections and expectations about future events and trends that management believes might affect its financial condition, results of operations, business strategy, and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions, and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 and in our periodic reports subsequently filed with the U.S. Securities and Exchange Commission and in the Company's filings on SEDAR+ at www.sedarplus.ca. There can be no assurance that any forward-looking information and statements herein will prove to be accurate, and accordingly, readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking informa on and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obliga on and disclaims any inten on to update or revise any forward-looking informa on and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking informa on and statements herein, whether as a result of new informa on, future events or results, or otherwise. About Trulieve Trulieve is an industry leading, ver cally integrated cannabis company and mul -state operator in the U.S., with established medical marijuana opera ons in Florida, Georgia, Pennsylvania, and West Virginia. Driven by a core mission to expand access to cannabis, Trulieve serves customers with innova ve, high-quality branded products and excep onal experiences. With scaled opera ons in a rac ve markets and targeted expansion through its hub strategy, Trulieve is poised for accelerated growth. Trulieve is currently listed on the CSE under the symbol TRUL and currently trades on the OTCQX market under the symbol TCNNF. For more informa on, please visit Trulieve.com. Facebook: @Trulieve Instagram: @Trulieve X: @Trulieve Investor and Media Contact Chris ne Hersey, Chief Corporate Affairs and Strategy Officer +1 (424) 202-0210 Chris ne.Hersey@Trulieve.com